                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         VALOR INVESTMENT FUND, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                               [COMPANY NAME]
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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
                                                   Valor Investment Fund, Inc.
PROXY STATEMENT            October 21, 1997        2290 First National Bldg.
                                                   Detroit, Michigan 48226



         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Valor Investment Fund, Inc., a Michigan corporation (sometimes hereinafter referred to as the "Company"), for use at the Annual Meeting of the Shareholders of the Company to be held at 222 Lakeview Avenue, Suite 800, West Palm Beach, Florida 33401 on November 6, 1997, at 10:15 a.m., Eastern Standard Time, and at any adjournments thereof.

         Any shareholder executing and delivering the enclosed proxy has power, if he or she so elects, to revoke the same and the authority given thereby at any time prior to the exercise of such authority. The giving of the proxy does not affect the right to vote in person if the shareholder should attend the meeting.

         Only shareholders of record at the close of business on October 21, 1997, on which date there were issued and outstanding 883,525 shares of $1.00 par value Common Stock, will be entitled to vote at the meeting or any adjournment thereof. Each share is entitled to one vote on all matters coming before the meeting. Shares cannot be voted at the meeting unless the holder is present in person or represented by proxy. This Proxy Statement is first being mailed to shareholders on or about October 23, 1997.

                  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                           HOLDERS AND MANAGEMENT

         The following table sets forth information concerning the ownership of the Company's Common Stock for each person beneficially owning more than 5% of the Common Stock, for each director or nominee for election as a director of the Company and for all officers, directors and nominees as a group.

                                                           Amount
                                                        Beneficially
Title of                Name and Address                  Owned at               Percent
 Class                  of Beneficial Owner         October 21, 1997(1)          of Class
-------                 -------------------         -------------------          --------

Common Stock           William B. Klinsky                        167,918          19.0%
                       4531 Bocaire Boulevard
                       Boca Raton, Florida  33487

Common Stock           Constance S. Klinsky Trust (2)            168,355          19.1%
                       (same address as above)

Common Stock           Richard M. Klinsky (3)                     47,957           5.4%
                       (same address as above)

Common Stock           Steven Klinsky (3)                         47,957           5.4%
                       (same address as above)

Common Stock           Ernest J. Schwartz and                    152,002          17.2%
                       Edith Schwartz, his wife
                       3455 E. Rochelle
                       Las Vegas, Nevada  89121

Common Stock           Ernest J. Schwartz (4)                    180,185          20.4%
                       (same address as above)

Common Stock           Mark B. Schwartz (4)                       50,000           5.7%
                       (same address as above)

Common Stock           Ronald H. Schwartz (4)                     50,000           5.7%
                       (same address as above)

Common Stock           William L. Jiler                              0              --
                       4132 Bocaire Boulevard
                       Boca Raton, Florida  33487

Common Stock           Walter Sloane                                 0              --
                       4156 Bocaire Boulevard
                       Boca Raton, Florida  33487

 Common Stock          All Officers, Directors
                       and Nominees as a Group
                       (4 Persons)                               764,824                        86.6%

(1)      Named shareholders have sole voting power and sole investment power.

(2) Mrs. Constance Klinsky passed away in May, 1996. Mr. William B. Klinsky, as trustee of the Constance S. Klinsky Trust, has voting power over the shares held by the trust.

(3)      William B. Klinsky is the father of Richard and Steven Klinsky.

(4)      Ernest J. Schwartz is the father of Ronald and Mark Schwartz.

                             ELECTION OF DIRECTORS

         Four directors will be elected at the annual meeting, each to hold office until the next Annual Meeting of Shareholders, or until a successor is elected and qualified. The following table sets forth information regarding the four nominees for election. Proxies will be voted for the election of such nominees. If, as a result of circumstances not now known or foreseen, any of such nominees shall be unavailable to serve as a director, proxies will be voted for election of such other person as Management may select.

       Name
Year First Elected
     Director                        Age                     Principal Occupation
------------------                   ---           ----------------------------------------

*William B. Klinsky (1)              70            President of the Company
      1968

*Ernest J. Schwartz (1)              74            Vice President, Secretary and
       1968                                        Treasurer of the Company

William L. Jiler                     71            Retired
       1991

Walter Sloane                        71            Retired
       1991





* "Interested person" pursuant to section 2(a)(19) of the Investment Company Act of 1940 by virtue of being an officer, director and an owner of more than 5% of the outstanding Common Stock of the Company.

         (1)     Mr. Klinsky and Mr. Schwartz are brothers-in-law.

         The Company has no audit, nominating or compensation committee. During the fiscal year ended July 31, 1997, the directors will have held one meeting in addition to taking numerous actions by unanimous consent.





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

                    COMPENSATION OF AND OTHER INFORMATION
                    ABOUT EXECUTIVE OFFICERS AND DIRECTORS

         The Company paid no cash compensation to its executive officers as a group (2 persons) for the fiscal year ended July 31, 1997.

         The standard arrangement for remuneration of directors is as follows: officers of the Company who are directors do not receive any remuneration for services as a director. Each outside director of the Company receives a stipend of $500 for attendance at a directors' meeting.

         The executive officers of the Company, Messrs. William B. Klinsky and Ernest J. Schwartz, are appointed by the Board of Directors and serve until the next annual meeting of shareholders.



         RATIFICATION OF THE APPOINTMENT BY THE BOARD OF DIRECTORS OF
                        INDEPENDENT PUBLIC ACCOUNTANTS

         The Company has selected Deloitte & Touche LLP to serve as its independent public accountants for the fiscal year commencing August 1, 1997 and ending July 31, 1998. Deloitte & Touche LLP also served as the Company's principal accountants during the fiscal year ended July 31, 1997. Unless otherwise directed, the Proxy will be voted to ratify and approve such appointment. The firm has advised the Company that it will have a representative present at the annual meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.



                            EXPENSES OF SOLICITATION

         The Company will bear the expense of preparing and mailing this proxy material. Solicitation of proxies will be by mail, except that directors, officers and regular employees of the Company may make solicitations of proxies by telephone, telegram or by personal calls. In addition, the Company may reimburse brokerage houses, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding proxy and proxy material to principals and obtaining their proxies.





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

               OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

         The only matters which Management intends to present at the meeting are set forth in the Notice to Shareholders. Management knows of no other matters which will be brought before the meeting by any other person. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters. The meeting may receive and record reports of the officers of the Company. No action is contemplated to be taken on these reports.

         A shareholder proposal which is intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company at its principal executive offices, 2290 First National Building, Detroit, Michigan 48226, by June 9, 1998.




                            REQUEST TO SHAREHOLDERS

         Each shareholder is requested to promptly execute and return the enclosed proxy. No postage is required if mailed in the United States.

                                        By Order of the Board of Directors,




                                        /S/ Ernest J. Schwartz
                                        -------------------------------------
                                        ERNEST J. SCHWARTZ
                                        Secretary

Dated:  October 21, 1997

PROXY


                          VALOR INVESTMENT FUND, INC.

                               DETROIT, MICHIGAN

  I, the undersigned, do hereby appoint William B. Klinsky and Ernest J. Schwartz, and each of them, with power of substitution in each, as my attorneys or attorney for me and in my name to represent and vote all of my shares in VALOR INVESTMENT FUND, INC. at the Annual Meeting of the Shareholders of said Company, to be held on November 6, 1997, at 222 Lakeview Avenue, Suite 800, West Palm Beach, Florida 33401 at 10:15 a.m., Eastern Standard Time, or at any adjournments of said meeting.

  The proxies are authorized to vote with respect to the following matters:

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO DIRECTION IS GIVEN BELOW, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE FOUR NOMINEES NAMED BELOW AND FOR ITEM 2.

  1. ELECTION OF DIRECTORS

     /  /   FOR all nominees listed            /  /   WITHHOLD AUTHORITY
            below (except as marked to the            to vote for all nominees
            contrary below)                           listed below

                   William B. Klinsky, Ernest J. Schwartz,
                    Walter J. Sloane and William L. Jiler

  INSTRUCTION:     To withhold authority to vote for any individual nominee,
                   write that nominee's name on the line provided below:

                  _________________________________________


  2. PROPOSAL TO RATIFY AND APPROVE DELOITTE & TOUCHE LLP as the independent auditors of the Company for the fiscal year ending July 31, 1998.

     /  /     FOR            /  /     AGAINST           /  /     ABSTAIN


  3. Any other matters properly coming before the meeting or any adjournment thereof.


                    (Please use other side for signature)


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF VALOR INVESTMENT FUND, INC.

   Receipt of the Notice of the Meeting and accompanying Proxy Statement is hereby acknowledged.



Dated: _________________, 1997
                                                  ______________________________
                                                  (Signature(s))



__________________________________

Kindly date and sign this Proxy and mail it at once in the accompanying addressed envelope.

When signing as attorney, executor, administrator, personal representative, trustee, or guardian, please give full title as such. If the signer is a corporation, sign the full corporate name by duly authorized officer and affix the corporate seal.





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